UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MAY 18, 2007

GENETHERA

(Exact name of registrant as specified in its charter)

FLORDIA (State or other jurisdiction of incorporation)	33-142603 (Commission File Number)	65-0622463 (IRS Employer Identification No.)

3930 Youngfield Street, Wheat Ridge CO (Address of principal executive offices)		80033 (Zip Code)

Registrant's telephone number, including area code (303) 463-6371

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

(a) On April 18, 2007, the Registrant issued a press release, announcing the declaration of a stock dividend. The text of such press release is set forth in an exhibit to this current report.

Item 8.01. Other Events

On April 18, 2007, the Board of Directors of the Registrant adopted a resolution authorizing a dividend, payable in unregistered, restricted and newly-issued shares of the Registrant’s common stock, to stockholders of record as of a record date of May 21, 2007, in the amount of $.0004 for each  issued and outstanding shares of the Registrant’s common shares.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed as part of this current report:

Exhibit 99.1	April 18, 2007 Press Release (Stock Dividend)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2007		GENETHERA, INC.

	By:	/s/ Antonio Milici Antonio Milici Chief Executive Officer